UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	98-1356880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One
East Tower
Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2026, Wave Life Sciences Ltd., a public company limited by shares incorporated under the laws of the Republic of Singapore (“Wave-Singapore”), announced that it has decided to restructure its corporate group to cause the parent company of the group to be a Delaware corporation (the “Redomiciliation”). In order to complete the Redomiciliation, the boards of directors of each of Wave-Singapore and Wave Life Sciences, Inc., a Delaware corporation (“Wave-Delaware”), approved the entry by Wave-Singapore and Wave-Delaware, respectively, into an Implementation Agreement (the “Implementation Agreement”). The Implementation Agreement was executed by Wave-Singapore and Wave-Delaware on April 15, 2026 and provides for a statutory procedure known as a scheme of arrangement (the “Scheme of Arrangement”) to be implemented by Wave-Singapore and Wave-Delaware under Singapore law, subject to approval of the shareholders of Wave-Singapore and the High Court of the Republic of Singapore. Pursuant to the Scheme of Arrangement, all issued ordinary shares in the capital of Wave-Singapore (the “Wave-Singapore Ordinary Shares”) as of immediately prior to the effective time of the Scheme of Arrangement will be exchanged on a one-for-one basis for newly issued shares of common stock of Wave-Delaware, and Wave-Singapore will become a subsidiary of Wave-Delaware. Additional information regarding the Redomiciliation will be contained in the preliminary proxy statement on Schedule 14A, which Wave-Singapore expects to file on April 15, 2026 with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Implementation Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Implementation Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1.

Item 8.01	Other Events.

Wave-Singapore issued a press release on April 15, 2026, announcing its intention to conduct the Redomiciliation. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Implementation Agreement, dated as of April 15, 2026

99.1	Press Release, dated as of April 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * * *

Additional Information and Where to Find It

In connection with the Redomiciliation, Wave-Singapore expects to file with the SEC a proxy statement and other relevant documents. The definitive proxy statement will be mailed or otherwise disseminated to Wave-Singapore’s shareholders and will contain important information about the Redomiciliation. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAVE-SINGAPORE, WAVE-DELAWARE AND THE REDOMICILIATION. Investors may obtain copies of the definitive proxy statement (when available), as well as other filings containing information about Wave-Singapore, free of charge, at the SEC’s Internet website (http://www.sec.gov). Copies of these documents may also be obtained free of charge from Wave-Singapore’s website at www.wavelifesciences.com.

Participants in Solicitation

Wave-Singapore and certain of its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Wave-Singapore in connection with the Redomiciliation. Information about the directors and executive officers of Wave-Singapore, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Wave-Singapore’s proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on June 23, 2025. To the extent holdings of Wave-Singapore Ordinary Shares by the directors and executive officers of Wave-Singapore have changed from the amounts of Wave-Singapore’s Ordinary Shares held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed or to be filed with the SEC, as applicable.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement when it is filed with the SEC and other relevant materials to be filed with the SEC regarding the Redomiciliation when such materials become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

Unless the context otherwise requires, references in this Current Report on Form 8-K to “Wave”, “the Company”, “our Company”, “we”, “our”, “us” and similar terms are to Wave-Singapore. Some of the statements included in this announcement and the documents referred to herein may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in particular, statements about our expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about the Redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Wave-Singapore, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Wave-Singapore’s and management’s control, and which may cause actual results to differ materially from those contained in forward looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with the Redomiciliation, including our ability to obtain shareholder and Singapore Court approvals and satisfy other closing conditions to the completion of the Redomiciliation within the expected timeframe or at all; our ability to realize the expected benefits from the Redomiciliation; the occurrence of difficulties or material timing delays in connection with the Redomiciliation, including any unanticipated costs in connection therewith; any delays, challenges and expenses associated with receiving governmental and regulatory approvals; changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Singapore, the United States and other jurisdictions following the Redomiciliation; our critical accounting policies; the ability of our preclinical studies to produce data sufficient to support the filing of global clinical trial applications and the timing thereof; our ability to continue to build and maintain the company infrastructure and personnel needed to achieve our goals; the clinical results and timing of our programs, which may not support further development of our product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; our effectiveness in managing current and future clinical trials and regulatory processes; the success of our platform in identifying viable candidates; the continued development and acceptance of nucleic acid therapeutics as a class of drugs; our ability to demonstrate the therapeutic benefits of our stereopure candidates in clinical trials, including our ability to develop candidates across multiple therapeutic modalities; our ability to obtain, maintain and protect intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; our ability to fund our operations and to raise additional capital as needed; competition from others developing therapies for similar uses; and any impacts on our business as a result of or related to any local and global health epidemics, geopolitical conflicts, global economic uncertainty, the impact of tariffs and changes in economic policies, volatility in inflation, volatility in interest rates or market disruptions on our business.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the other documents that we file with the SEC, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. You may obtain copies of these documents as described under the heading “Additional Information and Where to Find It.”

All information in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K and Wave-Singapore undertakes no duty to update this information unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

Date: April 15, 2026	By:	/s/ Kyle Moran, CFA
Kyle Moran, CFA
Chief Financial Officer

Exhibit 2.1

IMPLEMENTATION AGREEMENT

THIS AGREEMENT is made on April 15, 2026.

BETWEEN:

(1)	WAVE LIFE SCIENCES, INC., a company incorporated under the laws of Delaware and having its registered office at 1209 Orange Street, Wilmington, DE 19801, U.S.A. (“Wave-Delaware”); and

(2)

WAVE LIFE SCIENCES LTD. (Company Registration Number: 201218209G), a company incorporated in Singapore and having its registered office at 7 Straits View #12 00, Marina One East Tower, Singapore 018936 (the “Company”),

(each, a “Party” and collectively, the “Parties”).

WHEREAS:

The Company proposes to cause the transfer of all the issued ordinary shares in the capital of the Company (the “Wave-Singapore Ordinary Shares”) to Wave-Delaware by way of a scheme of arrangement (the “Redomiciliation”) in accordance with Section 210 of the Companies Act 1967 of Singapore (the “Companies Act”), Wave-Delaware and the Company have agreed in good faith to implement the Redomiciliation upon and subject to the terms and conditions of this Agreement, and, effective one day following the Redomiciliation, the Company will file a U.S. Internal Revenue Service Form 8832, Entity Classification Election, to elect to be classified as a disregarded entity for U.S. federal income tax purposes (the “U.S. Tax Election”).

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement and the Schedules, unless the context otherwise requires:

“ACRA” means the Accounting and Corporate Regulatory Authority of Singapore;

“Alternate Consideration” has the meaning ascribed to it under the Pre-Funded Warrant Agreements;

“Business Day” means a day (excluding Saturdays, Sundays and gazetted public holidays) on which commercial banks are open for business in the State of Massachusetts and the Republic of Singapore;

“CEDE” shall have the meaning ascribed to it in Clause 8.1.2;

“Companies Act” shall have the meaning ascribed to it in the Recital;

“Company” shall have the meaning ascribed to it in the Recital;

“Consideration” shall have the meaning ascribed to it in Clause 4.2;

“Converted Wave-Delaware Option” shall have the meaning ascribed to it in Clause 5.1;

“Converted Wave-Delaware PSUs” shall have the meaning ascribed to it in Clause 5.2;

“Converted Wave-Delaware RSUs” shall have the meaning ascribed to it in Clause 5.2;

“Court” means the General Division of the High Court of the Republic of Singapore, or where applicable on appeal, the Appellate Division of the High Court of the Republic of Singapore and/or the Court of Appeal of the Republic of Singapore;

“Court Order” means the order of the Court approving the Redomiciliation under Section 210 of the Companies Act;

“Effective Date” means the date on which the Redomiciliation becomes effective in accordance with Clause 4.4 of this Agreement and Section 210(5) of the Companies Act, and which date shall, in any event, be no later than the Long-Stop Date;

“Effective Time” means the time on the Effective Date at which the Court Order is lodged with ACRA;

“Encumbrances” means any liens, equities, mortgages, charges, encumbrances, security interests, hypothecations, easements, pledges, title retention, trust arrangement, hire purchase, judgment, preferential right, rights of pre-emption and other rights or interests conferring security or similar rights in favour of a third party;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Exchange Agent” shall have the meaning ascribed to it in Clause 4.6.1;

“Governmental Agency” means any international, national, federal, state, provincial or local government or governmental, semi-governmental, administrative, regulatory, fiscal or judicial agency, authority, body, commission, department, exchange, tribunal or entity;

“Holder” has the meaning ascribed to it under the Pre-Funded Warrant Agreements;

“Law” means any federal, state, local or foreign law (including common law), statute, ordinance, regulation, judgment, order, decree, injunction, arbitration award, franchise, license, agency requirement or permit of any Governmental Agency;

“Long-Stop Date” means December 31, 2026;

“Nasdaq” means the Nasdaq Global Market;

“Pre-Funded Warrant Agreements” means each Pre-Funded Warrant to Purchase Ordinary Shares, originally issued by the Company on June 16, 2022, September 27, 2024 or December 11, 2025;

“Proxy Statement” means the definitive proxy statement (including any amendment or supplement thereto) relating to the Redomiciliation and this Agreement to be sent by the Company to the Shareholders relating to the Special Meeting;

“Redomiciliation” shall have the meaning ascribed to it in the Recital;

“Right” shall have the meaning ascribed to it in Clause 10.6;

“SEC” means the United States Securities and Exchange Commission;

“Shareholders” means the holders of Wave-Singapore Ordinary Shares;

“Special Meeting” means the meeting of the Shareholders to be convened pursuant to the order of the Court, to approve the Redomiciliation and any adjournment thereof;

“Taxes” or “Taxation” means all forms of taxation and statutory, governmental, federal, state, provincial, local or municipal impositions, duties, contributions and levies of any kind, including income, withholding, stamp, goods and services tax and any other form of value-added tax, in each case whether of Singapore, the United States or elsewhere in the world, and all penalties, charges, costs, additions and interest relating thereto;

“U.S. Tax Election” shall have the meaning ascribed to it in the Recital;

“Wave-Delaware” shall have the meaning ascribed to it in the Recital;

“Wave Certificate” shall have the meaning ascribed to it in Clause 4.3;

“Wave Consideration Fund” shall have the meaning ascribed to it in Clause 4.6.1;

“Wave-Delaware Common Shares” means the shares of common stock, par value $0.001 per share, of Wave-Delaware;

“Wave Equity Plans” means (i) The Wave Life Sciences Ltd. 2021 Equity Incentive Plan, (ii) The Wave Life Sciences Ltd. 2014 Equity Incentive Plan, (iii) each individual Wave Life Sciences Ltd. Nasdaq Inducement Restricted Share Unit Award Grant Notice and Nasdaq Inducement Restricted Share Unit Agreement that is outstanding immediately prior to the Effective Time and (iv) each individual Wave Life Sciences Ltd. Nasdaq Inducement Non-qualified Share Option Grant Notice and Nasdaq Inducement Non-qualified Share Option Agreement that is outstanding immediately prior to the Effective Time , each as amended to date;

“Wave-Singapore ESPP” means the Wave Life Sciences Ltd. Employee Share Purchase Plan, as amended;

“Wave-Singapore ESPP Award” shall have the meaning ascribed to it in Clause 5.4;

“Wave-Singapore Ordinary Shares” shall have the meaning ascribed to it in the Recital;

“Wave-Singapore PSU Award” means a performance share unit denominated in Wave-Singapore Ordinary Shares granted pursuant to one of the Wave Equity Plans;

“Wave-Singapore RSU Award” means a restricted share unit award denominated in Wave-Singapore Ordinary Shares granted pursuant to one of the Wave Equity Plans;

“Wave-Singapore Share Option” means an option to purchase Wave-Singapore Ordinary Shares granted pursuant to one of the Wave Equity Plans;

“Warranties” means the representations, warranties, covenants and undertakings made by Wave-Delaware in Schedule 1 or the representations, warranties, covenants and undertakings made by the Company in Schedule 2 (as the case may be) and “Warranty” means any one of them; and

“%” means per centum or percentage.

1.2	Modification etc. of Statutes. Any reference in this Agreement to a statutory provision shall include

1.2.1	that statute or provision as from time to time modified, re-enacted or consolidated whether before or after the date of this Agreement;

1.2.2	any past statute or statutory provision (as from time to time modified, re-enacted or consolidated) which that statute or provision has directly or indirectly replaced; and

1.2.3	any subsidiary or subordinate legislation made from time to time under that statute or statutory provision which is in force at the date of this Agreement,

except to the extent that any statute, statutory provision or subsidiary or subordinate legislation made or enacted after the date of this Agreement would create or increase a liability of either Party under this Agreement.

1.3	Singular, Plural, Gender. References to one gender include all genders and references to the singular include the plural and vice versa.

1.4

References to Persons. References to a person include any company, limited liability partnership, partnership, business trust or unincorporated association (whether or not having separate legal personality).

1.5	Companies Act. The words “company”, “corporation”, and “subsidiary” shall have the same meanings in this Agreement as their respective definitions in the Companies Act.

1.6	Interpretation Act. The Interpretation Act 1965 of Singapore shall apply to this Agreement in the same way as it applies to an enactment.

1.7

Clauses, Schedules etc.. References to this Agreement shall include any Recitals and Schedules to it and references to Clauses and Schedules are to Clauses of, and Schedules to, this Agreement. References to paragraphs and Parts are to paragraphs and parts of the Schedules.

1.8	Headings. Headings shall be ignored in interpreting this Agreement.

1.9

Construction. Unless a contrary indication appears, a reference in this Agreement to “including” shall not be construed restrictively but shall mean “including without prejudice to the generality of the foregoing” and “including, but without limitation”.

1.10	Miscellaneous.

1.10.1	In this Agreement, a reference to:

(i)	“this Agreement” includes all amendments, additions, and variations thereto agreed between the Parties;

(ii)	“month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month; and

(iii)	the words “written” and “in writing” include any means of visible reproduction.

1.10.2

Any thing or obligation to be done under this Agreement which requires or falls to be done on a stipulated day, shall be done on the next succeeding Business Day, if the day upon which that thing or obligation to be done falls on a day which is not a Business Day.

2.	AGREEMENT TO PROCEED WITH THE REDOMICILIATION

The Parties hereby agree to effect the Redomiciliation upon the terms and subject to the conditions of this Agreement.

3.	CONDITIONS PRECEDENT

3.1	Conditions. The Redomiciliation is conditional upon the following:

3.1.1	Shareholders’ Approval: the approval of the Redomiciliation by the Shareholders in compliance with the requirements under Section 210(3AB) of the Companies Act having been obtained;

3.1.2	Court Order: the grant of the Court Order by the Court;

3.1.3	ACRA Lodgement: the lodgement of the Court Order with ACRA in accordance with Section 210(5) of the Companies Act; and

3.1.4

No Prohibitions: between the date of this Agreement and immediately prior to the Effective Time, (a) no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction which prohibits or makes illegal the consummation of the Redomiciliation and (b) no order or injunction of a court of competent jurisdiction shall be in effect that prevents the consummation of the Redomiciliation.

3.2	Non-Satisfaction/Waiver. The Parties agree that none of the conditions precedent in Clause 3.1 are capable of being waived by either or both Parties.

3.3

All Actions. Subject to the terms and conditions provided in this Agreement, each Party agrees to use its reasonable efforts to take, or cause to be taken, all actions and to use its reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated under this Agreement and the Redomiciliation.

4.	THE REDOMICILIATION

4.1

Redomiciliation. The Parties agree that the Redomiciliation will involve, inter alia, the transfer of all the outstanding Wave-Singapore Ordinary Shares to Wave-Delaware, fully paid, free from all Encumbrances and together with all rights, benefits and entitlements as at the Effective Date and thereafter attaching thereto, including the right to receive and retain all dividends, rights and other distributions (if any) declared by the Company on or after the Effective Date. On the Effective Date, upon the effectiveness of the Redomiciliation, Wave-Delaware will hold 100% of the Wave-Singapore Ordinary Shares.

4.2

Redomiciliation Consideration. The consideration to be paid by Wave-Delaware to the Shareholders as at the Effective Time, for their Wave-Singapore Ordinary Shares pursuant to the Redomiciliation shall be one fully paid Wave-Delaware Common Share for each such Wave-Singapore Ordinary Share (the “Consideration”).

4.3

Wave-Singapore Ordinary Shares. From and after the Effective Time, each existing share certificate representing a holding of Wave-Singapore Ordinary Shares by or on behalf of the Shareholders (a “Wave Certificate”) and each existing Wave-Singapore Ordinary Share held in uncertificated book-entry form will cease to be evidence of title of the Wave-Singapore Ordinary Shares represented by such certificate or book-entry notation and Wave-Delaware shall issue to each Shareholder the Wave-Delaware Common Shares issuable in exchange therefor.

4.4

Effective Date. The Redomiciliation shall become effective upon the lodgement of the Court Order with ACRA. At the Effective Time, all of the issued Wave-Singapore Ordinary Shares will be transferred to Wave-Delaware, fully paid, free from all Encumbrances and together with all rights, benefits and entitlements attaching thereto as at such date and thereafter attaching thereto.

4.5

Directors and Officers. The directors of the Company immediately before the Effective Time shall, from and after the Effective Time, become the directors of Wave-Delaware until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with applicable Laws. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of Wave-Delaware until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with applicable Laws.

4.6	Exchange Procedures for Wave-Singapore Ordinary Shares

4.6.1

Prior to the Effective Time, Wave-Delaware will designate a nationally-recognized U.S. financial institution to act as exchange agent in the Redomiciliation (the “Exchange Agent”). At or immediately after the Effective Time, Wave-Delaware shall deposit with the Exchange Agent, acting as exchange agent and solely for the account and benefit of the Shareholders, for exchange in accordance with Clauses 4.2 and 4.3, book entry shares representing the full number of Wave-Delaware Common Shares issuable pursuant to Clauses 4.2 and 4.3 in exchange for outstanding Wave-Singapore Ordinary Shares (such Wave-Delaware Common Shares, the “Wave Consideration Fund”).

4.6.2

Promptly following the Effective Time, Wave-Delaware shall cause the Exchange Agent to mail to each Shareholder who is a holder of record of Wave Certificates whose shares were converted into the right to receive the Consideration pursuant to Clauses 4.2 and 4.3: (i) a letter of transmittal in customary form and (ii) instructions for use in effecting the surrender of the Wave Certificates in exchange for payment of the Consideration, the form and substance of which letter of transmittal and instructions shall be in a form prepared by Wave-Delaware. Upon surrender of a Wave Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and with such other documents as may be required pursuant to such instructions, the holder of such Wave Certificate shall be entitled to receive in exchange therefor, subject to any required withholding of Taxes, the applicable Consideration pursuant to the provisions of this Clause 4 and Clause 5.7, and the Wave Certificate so surrendered shall forthwith be cancelled. No interest will be paid to holders of Wave Certificates in connection with, or accrued on, the Consideration. If any Consideration is to be paid to a person other than a person in whose name the Wave Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer or other Taxes required by reason of payment of the Consideration to a person other than the registered holder of the Wave Certificate surrendered, or shall establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not applicable. Promptly following the deposit of the Wave Consideration Fund with the Exchange Agent, Wave-Delaware shall cause the Exchange Agent to deliver the Consideration to holders of Wave-Singapore Ordinary Shares held in uncertificated book-entry form without any further action on the part of such Shareholders. With respect to Wave-Singapore Ordinary Shares held in uncertificated book-entry form, the Consideration shall only be registered in the name of the person in whose name the Wave-Singapore Ordinary Shares are registered.

4.6.3

At and after the Effective Time, there shall be no transfers registered in the register of members of the Company of Wave-Singapore Ordinary Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Wave Certificates are presented to Wave-Delaware, the Company or the Exchange Agent for any reason, they shall be cancelled and exchanged for the applicable Consideration pursuant to this Clause 4, except as otherwise provided by applicable Laws.

4.6.4

Any portion of the Wave Consideration Fund that remains unclaimed by the Shareholders at least ninety calendar days after the Effective Time shall (upon request by Wave-Delaware) be delivered to Wave-Delaware. Any holders of Wave Certificates who have not theretofore complied with this Clause 4 with respect to such Wave Certificates shall thereafter (subject to applicable abandoned property, escheat or similar laws) look only to Wave-Delaware for payment of their claim for the Consideration in respect thereof.

4.6.5

Notwithstanding anything herein to the contrary, neither the Exchange Agent nor any party hereto shall be liable to any person in respect of Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Wave Certificate shall not have been surrendered or transferred prior to the date on which any Consideration in respect thereof would otherwise escheat to or become the property of any Governmental Agency pursuant to applicable Laws, any Consideration in respect of such Wave Certificate shall, to the extent permitted by applicable Law, become the property of Wave-Delaware.

4.6.6

If any Wave Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (such affidavit shall be in a form reasonably satisfactory to Wave-Delaware and the Exchange Agent) by the person claiming such certificate to be lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Wave Certificate, the Consideration to which such person is entitled in respect of such Wave Certificate pursuant to this Clause 4; provided, however, that Wave-Delaware may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Wave Certificate to deliver a bond in such reasonable and customary amount as Wave-Delaware may direct as indemnity against any claim that may be made against Wave-Delaware, the Company or the Exchange Agent with respect to the Wave Certificate alleged to have been lost, stolen or destroyed.

4.6.7

No dividends or other distributions, if any, with respect to Wave-Delaware Common Shares with a record date after the Effective Time shall be paid to the holder of any Wave Certificate representing Wave-Singapore Ordinary Shares as at the Effective Time until the surrender of such Wave Certificate in accordance with this Clause 4. Subject to applicable Laws, following surrender of any such Wave Certificate, if applicable, there shall be paid to the holder of the Wave-Delaware Common Shares issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions, if any, with a record date after the Effective Time theretofore paid with respect to such whole Wave-Delaware Common Shares and (ii) at the appropriate payment date, the amount of dividends or other distributions, if any, with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to Wave-Delaware Common Shares.

5.	WAVE EQUITY AWARDS

5.1

At the Effective Time, each Wave-Singapore Share Option outstanding immediately prior to the Effective Time shall, without any further action on the part of any holder thereof, be assumed by Wave-Delaware and converted into an option to purchase the same number of Wave-Delaware Common Shares as the number of Wave-Singapore Ordinary Shares subject to such Wave-Singapore Share Option immediately prior to the Effective Time at the same exercise price per Wave-Delaware Share as the per share exercise price for the Wave-Singapore Ordinary Shares applicable to such Wave-Singapore Share Option immediately prior to the Effective Time (each, as so adjusted, a “Converted Wave-Delaware Option”). Subject to applicable Laws, the Converted Wave-Delaware Options shall continue to have, and shall be subject to, the same terms and conditions (including any applicable vesting and change in control provisions, provided that in no event shall this transaction constitute a change in control for the purposes of such provisions) that applied to the Wave-Singapore Share Options immediately prior to the Effective Time.

5.2

At the Effective Time, each Wave-Singapore RSU Award outstanding immediately prior to the Effective Time shall, without any further action on the part of any holder thereof, be assumed by Wave-Delaware and converted into an award of restricted share units over that number of Wave-Delaware Common Shares (“Converted Wave-Delaware RSUs”) equal to the number of Wave-Singapore Ordinary Shares underlying such Wave-Singapore RSU Award immediately prior to the Effective Time. Subject to applicable Laws, the Converted Wave-Delaware RSUs shall continue to have, and shall be subject to, the same terms and conditions (including any applicable vesting and change in control provisions, provided that in no event shall this transaction constitute a change in control for the purposes of such provisions) that applied to the Wave-Singapore RSU Awards immediately prior to the Effective Time.

5.3

At the Effective Time, each Wave-Singapore PSU Award outstanding immediately prior to the Effective Time shall, without any further action on the part of any holder thereof, be assumed by Wave-Delaware and converted into an award consisting of that number of performance share units of Wave-Delaware (“Converted Wave-Delaware PSUs”) equal to the number of performance share units underlying such Wave-Singapore PSU Award, and the number of Wave-Delaware Common Shares issuable upon vesting of each Converted Wave-Delaware PSU shall be equal to the number of Wave-Singapore Ordinary Shares issuable upon vesting of each performance share unit underlying such Wave-Singapore PSU Award, in each case, immediately prior to the Effective Time. Subject to applicable Laws, the Converted Wave-Delaware PSUs shall continue to have, and shall be subject to, the same terms and conditions (including any applicable vesting and change in control provisions, provided that in no event shall this transaction constitute a change in control for the purposes of such provisions) that applied to the Wave-Singapore PSU Awards immediately prior to the Effective Time.

5.4

At the Effective Time, each option to purchase Wave-Singapore Ordinary Shares that is outstanding under the Wave-Singapore ESPP (each, a “Wave-Singapore ESPP Award”) shall be assumed by Wave-Delaware and converted into an option to purchase, on the same terms and conditions (including per share exercise price) as in effect under the Wave-Singapore ESPP immediately prior to the Effective Time, a number of Wave-Delaware Common Shares equal to the total number of Wave-Singapore Ordinary Shares subject to such Wave-Singapore ESPP Award immediately prior to the Effective Time in accordance with Section 19(d) of the Wave-Singapore ESPP.

5.5

With respect to any Converted Wave-Delaware Option and Converted Wave-Delaware PSU for which the related Wave-Singapore Share Option or Wave-Singapore PSU Award vests based upon the achievement of applicable performance goals, Wave-Delaware may, in its discretion and in accordance with the terms of the Wave Equity Plan and award agreement applicable to each such award, adjust the applicable performance goals to reflect the consummation of the transactions contemplated by this Agreement.

5.6

Upon the Effective Time, subject to approval of the Redomiciliation by the Shareholders, Wave-Delaware shall automatically assume each Wave Equity Plan (including any reserved, but unused share reserve) and the Wave-Singapore ESPP (including any reserved, but unused share reserve) to give effect to the assumption and conversion of the Converted Options, Converted PSUs, Converted RSUs and assumption of the Wave-Singapore ESPP Awards, with such approval by the Shareholders constituting approval of each Wave Equity Plan and the Wave-Singapore ESPP by the Wave-Delaware stockholders for purposes of applicable law. The assumed Wave Equity Plans and Wave-Singapore ESPP shall be substantially the same terms and conditions as in effect prior to the Effective Date, except that the following shall be deemed to be amended automatically: (i) all references to the “Company” or similar terms become references to Wave-Delaware, (ii) all references to “shares” or similar terms shall become references to Wave-Delaware Common Shares, and (iii) all references to service or similar terms shall become references to service with Wave-Delaware or its subsidiaries.

5.7

Prior to the Effective Date, the Company and Wave-Delaware shall take all actions necessary to effectuate the provisions set forth in this Clause 5; provided, that no action taken by the Company shall be required to be irrevocable until immediately prior to the Effective Time. The Parties may, to the extent necessary to minimize the tax impact to holders of Wave-Singapore Share Options, Wave-Singapore RSU Awards and Wave-Singapore PSU Awards of the provisions set forth in this Clause 5, cooperate in good faith prior to the Effective Date to develop an alternate mechanism for the conversion of such Wave-Singapore Share Options, Wave-Singapore RSU Awards and Wave-Singapore PSU Awards held by individuals subject to Taxes imposed by the Laws of a country other than the United States.

5.8

Each of the Company and Wave-Delaware shall be entitled to deduct and withhold from the consideration otherwise payable or issuable pursuant to this Agreement, such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the rules and regulations promulgated thereunder, or any other applicable state, local or foreign Tax Law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid or issued to the person in respect of which such deduction or withholding was made.

6.	PRE-FUNDED WARRANTS

6.1

Simultaneously with or promptly following the Effective Time, Wave-Delaware shall assume, and the Company shall assign to Wave-Delaware, all rights and obligations of the Company under each Pre-Funded Warrant Agreement to deliver to each Holder the Alternate Consideration, if and when payable pursuant to the Pre-Funded Warrant Agreements. Following the Effective Time, the Pre-Funded Warrant Agreements shall otherwise continue in accordance with their terms.

7.	TERMINATION

7.1

Termination for Governmental Order Prohibiting Redomiciliation. This Agreement may be terminated at any time prior to the Effective Time by either Party if any court of competent jurisdiction or Governmental Agency has issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Redomiciliation or any part thereof, or has refused to do anything necessary to permit the Redomiciliation or any part thereof, and such order, decree, ruling, other action or refusal shall have become final and non-appealable.

7.2	Termination for Adverse Conditions, etc. This Agreement may be terminated at any time by the Company at any time prior to the Effective Time:

7.2.1	if any condition, modification or amendment to the Redomiciliation is imposed by any court of competent jurisdiction or Governmental Agency that is adverse to the Company or its Shareholders; or

7.2.2	for economic, strategic or other reasons, including if adverse conditions are imposed on the Redomiciliation by the Court.

7.3

Failure of Conditions Prior to Long-Stop Date. Notwithstanding anything contained in this Agreement, this Agreement shall terminate if any of the conditions precedent in Clause 3.1 has not been satisfied, or if the Redomiciliation has not become effective, on or before the Long-Stop Date.

7.4

Effect of Termination. In the event of termination of this Agreement by either Party pursuant to this Clause 7, this Agreement shall terminate (except for Clauses 1 and 10) and there shall be no other liability on any Party.

8.	IMPLEMENTATION

8.1

The Company’s Obligations. The Company must use its reasonable best efforts to execute all documents and do all acts and things necessary for the implementation of the Redomiciliation, including the following:

8.1.1

Proxy Statement: the preparation and filing with the SEC the Proxy Statement (including in preliminary form) and any other forms or notices required in connection with the issuance of Wave-Delaware Common Shares, and furnishing the information required to be provided to its shareholders pursuant to the Laws of Singapore (including an explanatory statement in relation to the Redomiciliation complying with the requirements of the Companies Act) and the Exchange Act;

8.1.2

Special Meeting: the application to the Court for order(s) under Section 210(1) of the Companies Act convening the Special Meeting and for any ancillary orders relating thereto (including orders that (a) for the purposes of the Special Meeting, (i) CEDE & Co. (“CEDE”), as nominee of The Depositary Trust Company, shall be deemed not to be a Shareholder, and (ii) instead, each of the persons or entities who are registered on the list maintained by CEDE as holders of the Wave-Singapore Ordinary Shares shall be deemed to be a Shareholder in respect of such number of Wave-Singapore Ordinary Shares held in such persons or entities account and (b) that the Company shall be entitled to establish a record date for the Special Meeting, which date shall be used to determine the list of eligible holders of Wave-Singapore Ordinary Shares entitled to attend and vote at the Special Meeting);

8.1.3

Court Order: if the Redomiciliation is approved by the Shareholders at the Special Meeting, applying to the Court as promptly as reasonably practicable thereafter in writing for the Court Order and for any ancillary orders thereto, provided that the Company may seek to adjourn the application for the Court Order for economic, strategic or other reasons, including if adverse conditions are imposed on the Redomiciliation by the Court;

8.1.4

ACRA Lodgement: following the grant of the Court Order, delivering the same to ACRA for lodgement in accordance with Section 210(5) of the Companies Act as promptly as practicable thereafter; provided, however, notwithstanding the obtainment of the approval of the Redomiciliation by the Shareholders, the grant of the Court Order by the Court and/or the satisfaction of all the conditions precedent in Clause 3.1, the Company may delay delivering the Court Order to ACRA for lodgement until the Long-Stop Date; and

8.1.5

Provision of Information: subject and without prejudice to the Company’s legal or regulatory obligations, from the date of this Agreement until (and including) the Effective Date, the Company will and will procure that its subsidiaries authorise and direct its officers, employees, auditors, legal advisers and other advisers to provide reasonable assistance and to co-operate with Wave-Delaware as Wave-Delaware may reasonably request for the completion and implementation of the Redomiciliation.

8.2

Wave-Delaware’s Obligations. Wave-Delaware must use its reasonable best efforts to execute all documents and do all acts and things necessary for the implementation of the Redomiciliation, including the following:

8.2.1

Provision of Information: subject and without prejudice to Wave-Delaware’s legal or regulatory obligations, from the date of this Agreement until (and including) the Effective Date, Wave-Delaware will and will procure that its subsidiaries authorise and direct its officers, employees, auditors, legal advisers and other advisers to provide reasonable assistance and to co-operate with the Company as the Company may reasonably request for the completion and implementation of the Redomiciliation;

8.2.2

Representation: if requested by the Court, Wave-Delaware shall do all things and take all steps as are reasonably possible to ensure the fulfilment of its obligations under this Agreement and the Redomiciliation; and

8.2.3

Satisfaction of Consideration: subject to the fulfilment the conditions precedent in Clause 3.1, it will be bound by the Redomiciliation, and will issue the relevant Wave-Delaware Common Shares in satisfaction of the Consideration pursuant to the Redomiciliation and on the terms set out in this Agreement.

8.3

Appeal Process: If the Court refuses to make any orders convening the Special Meeting or approving the Redomiciliation, the Company shall appeal the Court’s decision to the maximum extent permitted by Law.

9.	REPRESENTATIONS AND WARRANTIES

9.1	Wave-Delaware’s Warranties. Wave-Delaware represents and warrants to the Company on the terms set out in Schedule 1, subject only to:

9.1.1	any matter expressly provided for under the terms of this Agreement; and

9.1.2

any matter or thing hereafter done or omitted to be done pursuant to this Agreement or otherwise at the request in writing or with the approval in writing of the Company (such approval not to be unreasonably withheld, conditioned or delayed).

9.2	The Company’s Warranties. The Company represents and warrants to Wave-Delaware on the terms set out in Schedule 2 subject only to:

9.2.1	any matter expressly provided for under the terms of this Agreement; and

9.2.2

any matter or thing hereafter done or omitted to be done pursuant to this Agreement or otherwise at the request in writing or with the approval in writing of the Wave-Delaware (such approval not to be unreasonably withheld, conditioned or delayed).

10.	MISCELLANEOUS

10.1	Tax Matters.

10.1.1

Intended U.S. Federal Income Tax Treatment: The Parties acknowledge that the Redomiciliation and the U.S. Tax Election, taken together, are intended to be treated as a transaction that qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code and this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of U.S. Treasury Regulations Sections 1.368-2(g) and 1.368-3 and for purposes of Sections 354 and 361 of the Code.

10.1.2

Intended UK Tax Treatment: The parties acknowledge that, for UK tax resident shareholders who do not satisfy the conditions for the substantial shareholding exemption under Schedule 7AC of the Taxation of Chargeable Gains Act 1992 (the “TCGA”) in respect of the disposal of the Wave Shares pursuant to the Redomiciliation, the transfer of such Wave Shares to New US Topco in exchange for New US Topco Shares (pursuant to the Redomiciliation) is intended to qualify as a share for share exchange within the meaning of Section 135 of the TCGA.

10.1.3	U.S. Tax Election: The Company will file the U.S. Tax Election one day following the Redomiciliation and effective the same day.

10.2

Successors and Assigns. This Agreement shall be binding on and shall enure for the benefit of the Parties and their respective successors and assigns. Any reference in this Agreement to either Party shall be construed accordingly. The Parties agree that the benefit of any provision of this Agreement may not be assigned by any Party without the prior written consent of the other Party.

10.3	Variation. No variation of this Agreement shall be effective unless agreed to by the Parties in writing and signed by or on behalf of each Party.

10.4

Costs. Each Party shall bear its own fees, costs and expenses in connection with the negotiation, preparation, execution and performance by it of this Agreement and requisite documentation in relation to the Redomiciliation, and all other costs and expenses relating to the Redomiciliation.

10.5	Whole Agreement.

10.5.1

This Agreement contains the whole agreement between Parties relating to the subject matter of this Agreement at the date of this Agreement to the exclusion of any terms implied by law which may be excluded by contract and supersedes any previous written or oral agreement between the Parties in relation to the matters dealt with in this Agreement.

10.5.2	Each Party acknowledges that it has not been induced to enter this Agreement by any representation, warranty or undertaking not expressly incorporated into it.

10.6

Release, Indulgence and Waiver. Any liability to a Party under this Agreement may in whole or in part be released, compounded or compromised, or time or indulgence given, by that Party in writing, in its absolute discretion as regards the Party under such liability without in any way prejudicing or affecting its other rights against the other Party unless any such other rights are expressly waived in writing. No failure of any Party to exercise, and no delay by it in exercising, any right, power or remedy in connection with this Agreement (each, a “Right”) will operate as a waiver thereof, nor will any single or partial exercise of any Right preclude any other or further exercise of such Right or the exercise of any other Right.

10.7

Further Assurances. Each Party shall, and shall use its reasonable endeavours to procure and ensure that any necessary third party shall, from time to time execute such documents and perform such acts and things as either Party may reasonably require to effect the Redomiciliation and to give each of them the full benefit of this Agreement.

10.8	Invalidity.

10.8.1

If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, the provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the Parties

10.8.2

To the extent it is not possible to delete or modify the provision, in whole or in part, under Clause 10.8.1, then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under Clause 10.8.1, not be affected .

10.9

Notices. All notices, demands or other communications required or permitted to be given or made under or in connection with this Agreement shall be in writing in the English language and delivered personally, sent by prepaid registered post addressed to the intended recipient thereof at its address or by email transmission and marked for the attention of such person (if any), set out against its name below (or to such other address as such Party may from time to time notify the other Party):

Wave-Delaware:	733 Concord Avenue Cambridge, MA 02138 Attention: Linda Rockett, SVP, General Counsel Email: lrockett@wavelifesci.com with a copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, CA 94025

Attention:  Mark M. Bekheit

Email:    Mark.Bekheit@lw.com

Telephone:  (650) 463-3032

505 Montgomery Street

Suite 2000

San Francisco, CA 94111

Attention:  Lauren Lefcoe

Email:    Lauren.Lefcoe@lw.com

Telephone:  (415) 395-8294

The Company:	733 Concord Avenue Cambridge, MA 02138 Attention: Linda Rockett, SVP, General Counsel Email: lrockett@wavelifesci.com

A demand, notice, or other communication made or given by one Party to another Party in accordance with this Clause 10.9 shall be effected and deemed to be duly served:

(a)	if it is delivered by hand, when left at the address required by this Clause 10.9;

(b)	if it is sent by prepaid post (air-mail, if international), two Business Days after it is posted; and

(c)	if it is sent by email transmission, on the day of transmission.

In proving such service it shall be sufficient to prove that delivery by hand was made, the envelope containing such notice or document was properly addressed and posted as a prepaid mail letter, or absent receipt of any automatic reply email that indicates the transmission was unsuccessful, as the case may be.

10.10

Equitable Remedies. Without prejudice to any other rights or remedies a Party may have, each Party acknowledges and agrees that damages may not be an adequate remedy for any breach of this Agreement and each Party shall be entitled to seek the remedies of injunction, specific performance and other equitable relief (but for the avoidance of doubt no right of rescission or, unless expressly provided hereunder, termination) for any threatened or actual breach of this Agreement.

10.11

No Merger. The rights and obligations of the Parties will not merge on completion of any transaction under this Agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction relating to the Redomiciliation.

10.12

Counterparts. This Agreement may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. The Parties may enter into this Agreement by executing any such counterpart. Signatures may be exchanged by fax or e-mail, with original signatures to follow. Each Party agrees to be bound by its own fax or electronic signature and that it accepts the fax or electronic signature of the other Party.

10.13

Continuing Effect of Agreement. All provisions of this Agreement shall, as far as they have not been performed as of the Effective Date, not in any respect be extinguished or affected by the implementation of the Redomiciliation or by any other event or matter whatsoever and shall continue in full force and effect.

10.14

Third Party Rights. A person who is not a Party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 2001, to enforce any term of, or enjoy any benefit under, this Agreement.

10.15	Governing Law and Submission to Jurisdiction.

10.15.1	This Agreement and the documents to be entered into pursuant to it shall be governed by and construed in accordance with Singapore law.

10.15.2	Each Party irrevocably agrees that the courts of Singapore are to have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement.

Schedule 1

Wave-Delaware’s Warranties

Wave-Delaware represents and warrants to the Company that:

1.	Incorporation

Wave-Delaware is a company duly incorporated and validly existing under the laws of the State of Delaware.

2.	Power

Wave-Delaware has the corporate power to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by this Agreement.

3.	Authority

Wave-Delaware has taken all necessary corporate action and obtained all necessary corporate approval to authorise entry into this Agreement and the performance of this Agreement and to carry out the transactions contemplated by this Agreement.

4.	Binding Obligation

Wave-Delaware’s obligations under this Agreement are valid, legally binding and enforceable in accordance with its terms.

Schedule 2

The Company’s Warranties

The Company represents and warrants to Wave-Delaware that:

1.	Incorporation

The Company is a company duly incorporated under the laws of Singapore, with company registration number 201218209G and validly existing under its law of incorporation.

2.	Power

The Company has the corporate power to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by this Agreement.

3.	Authority

The Company has taken all necessary corporate action and obtained all necessary corporate approval to authorise entry into this Agreement and the performance of this Agreement and to carry out the transactions contemplated by this Agreement.

4.	Binding Obligation

The Company’s obligations under this Agreement are valid, legally binding and enforceable in accordance with its terms.

In witness whereof this Agreement has been entered into on the date stated at the beginning.

WAVE-DELAWARE:

SIGNED by Paul Bolno
for and on behalf of	/s/ Paul Bolno
WAVE LIFE SCIENCES, INC.
in the presence of:

/s/ Lindsay Levine
Witness’ signature
Name: Lindsay Levine

Address: 733 Concord Ave.
Cambridge, MA 02138

COMPANY:

SIGNED by Paul Bolno
for and on behalf of
WAVE LIFE SCIENCES LTD.	/s/ Paul Bolno
in the presence of:

/s/ Lindsay Levine
Witness’ signature
Name: Lindsay Levine

Address: 733 Concord Ave.
Cambridge, MA 02138

Exhibit 99.1

Wave Life Sciences Announces Proposed Redomiciliation to the

United States

CAMBRIDGE, Mass., April 15, 2026 – Wave Life Sciences Ltd. (Nasdaq: WVE), a clinical-stage biotechnology company focused on unlocking the broad potential of RNA medicines to transform human health, today announced that its board of directors has unanimously approved a plan to redomicile the parent company of the Wave Life Sciences group of companies from Singapore to the United States (the Redomiciliation).

Through Wave Life Sciences’ listing on Nasdaq, the majority of the company’s operations, its corporate headquarters, the majority of its operating assets, including its manufacturing and research and development facilities, along with the majority of its employees, management team and board of directors being in the United States, Wave already has a substantial U.S. presence. Having Wave’s parent company domiciled in the United States will streamline Wave’s organizational, statutory and regulatory structure, resulting in administrative efficiencies and reducing dual financial reporting, regulatory, legal and other compliance costs, among other benefits.

“We believe the United States is the best place for Wave to enhance shareholder value. With several of our investigational therapies showing tremendous potential to become first- and/or best-in-class treatments, now is the right time and becoming a Delaware corporation is the right strategic move for Wave in order to better align our parent company’s domicile with our operations and our people,” said Kyle Moran, Chief Financial Officer of Wave Life Sciences.

Subject to the receipt of necessary Wave shareholder and Singapore High Court approvals, pursuant to the Redomiciliation transaction, the ordinary shares of the existing Singapore parent company (Wave Life Sciences Ltd.) will be exchanged on a one-for-one basis for common stock in a newly-formed Delaware parent corporation (Wave Life Sciences, Inc.). Wave Life Sciences, Inc. will become the ultimate parent company of the Wave Life Sciences group of companies and will operate the business of the group in substantially the same manner as the company has done previously. Upon completion of the Redomiciliation, the shares of common stock of the new Delaware parent corporation (Wave Life Sciences, Inc.) will continue to trade on the Nasdaq Global Market under Wave’s existing trading symbol “WVE”. The company will remain subject to the reporting requirements of the U.S. Securities and Exchange Commission (SEC) and the applicable rules of Nasdaq. Wave will continue to report its consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles.

Wave is filing its preliminary proxy materials with the SEC today in preparation for a company shareholder meeting to approve the Redomiciliation. The Redomiciliation is subject to the approval of Wave’s shareholders and the Singapore High Court. Subject to receiving the requisite approvals, Wave expects the Redomiciliation to take effect in mid-2026. The Redomiciliation is expected to be tax-free to Wave’s U.S. shareholders.

About Wave Life Sciences

Wave Life Sciences (Nasdaq: WVE) is a biotechnology company focused on unlocking the broad potential of RNA medicines to transform human health. Wave’s RNA medicines platform, PRISM®, combines multiple modalities, chemistry innovation and deep insights in human genetics to deliver scientific breakthroughs that treat both rare and common disorders. Its toolkit of RNA-targeting modalities, including RNAi (SpiNA) and RNA editing (AIMers), provides Wave with unmatched capabilities for designing and sustainably delivering candidates that optimally address disease biology. Wave’s pipeline is focused on its obesity (WVE-007), alpha-1 antitrypsin deficiency (WVE-006) and PNPLA3 I148M liver disease (WVE-008) programs, and also includes clinical programs in Duchenne muscular dystrophy and Huntington’s disease, as well as several preclinical programs utilizing the company’s versatile RNA medicines platform. Driven by the calling to “Reimagine Possible,” Wave is leading the charge toward a world in which human potential is no longer hindered by the burden of disease. Wave is headquartered in Cambridge, MA. For more information on Wave’s science, pipeline and people, please visit www.wavelifesciences.com and follow Wave on X and LinkedIn.

Forward-Looking Statements

Some of the statements included in this announcement may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in particular, statements about our expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address our expected future business and statements about the Redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Wave Life Sciences, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Wave Life Sciences’ and management’s control, and which may cause actual results to differ materially from those contained in forward looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with the Redomiciliation, including our ability to obtain shareholder and Singapore High Court approvals and satisfy other closing conditions to the completion of the Redomiciliation within the expected timeframe or at all; our ability to realize the expected benefits from the Redomiciliation; the occurrence of difficulties or material timing delays in connection with the Redomiciliation, including any unanticipated costs in connection therewith; any delays, challenges and expenses associated with receiving governmental and regulatory approvals; changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Singapore, the United States and other jurisdictions following the Redomiciliation; our critical accounting policies; the ability of our preclinical studies to produce data sufficient to support the filing of global clinical trial applications and the timing thereof; our ability to continue to build and maintain the company infrastructure and personnel needed to achieve our goals; the clinical results and timing of our programs, which may not support further development of our product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; our effectiveness in managing current and future clinical trials and regulatory processes; the success of our platform in identifying viable candidates; the continued development and acceptance of nucleic acid therapeutics as a class of drugs; our ability to demonstrate the therapeutic benefits of our stereopure candidates in clinical trials, including our ability to develop candidates across multiple therapeutic modalities; our ability to obtain, maintain and protect intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; our ability to fund our operations and to raise additional capital as needed; competition from others developing therapies for similar uses; and any impacts on our business as a result of or related to any local and global health epidemics, geopolitical conflicts, global economic uncertainty, the impact of tariffs and changes in economic policies, volatility in inflation, volatility in interest rates or market disruptions on our business.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the other documents that we file with the SEC, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. You may obtain copies of these documents as described under the heading “Additional Information and Where to Find It.”

Additional Information and Where to Find It

In connection with the Redomiciliation, Wave Life Sciences expects to file with the SEC a proxy statement and other relevant documents. The definitive proxy statement will be mailed or otherwise disseminated to Wave Life Sciences’ shareholders and will contain important information about the Redomiciliation. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAVE LIFE SCIENCES LTD., WAVE LIFE SCIENCES, INC. AND THE REDOMICILIATION. Investors may obtain copies of the definitive proxy statement (when available), as well as other filings containing information about Wave Life Sciences, free of charge, at the SEC’s Internet website (http://www.sec.gov). Copies of these documents may also be obtained free of charge from Wave Life Sciences’ website at www.wavelifesciences.com.

Participants in Solicitation

Wave Life Sciences and certain of its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Wave Life Sciences in connection with the Redomiciliation. Information about the directors and executive officers of Wave Life Sciences, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Wave Life Sciences’ proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on June 23, 2025. To the extent holdings of Wave Life Sciences ordinary shares by the directors and executive officers of Wave Life Sciences have changed from the amounts of Wave Life Sciences ordinary shares held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed or to be filed with the SEC, as applicable. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement when it is filed with the SEC and other relevant materials to be filed with the SEC regarding the Redomiciliation when such materials become available. You may obtain free copies of these documents as described in the preceding paragraph.

Contact:

Kate Rausch

VP, Corporate Affairs and Investor Relations

+1 617-949-4827

Investors:

James Salierno

Director, Investor Relations

+1 617-949-4043

InvestorRelations@wavelifesci.com

Media:

Katie Sullivan

Senior Director, Corporate Communications

+1 617-949-2936

MediaRelations@wavelifesci.com